SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          July 29, 2002
                                                 -------------------------------



                         NATIONAL SCIENTIFIC CORPORATION
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             (Exact name of registrant as specified in its charter)


         TEXAS                         000-28745                 86-0837077
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(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


14455 N. HAYDEN, SUITE 202, SCOTTSDALE, ARIZONA                   85260
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(Address of principal executive offices)                        (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (480) 948-8324
                                                   -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



ITEM 5.    OTHER EVENTS.

National Scientific Corporation (the "Company") reports that Mr. Lou L. Ross, its Chairman of the Board, has filed a Form 144 indicating the sale of 260,000 shares of the Company's common stock. The sale of these shares was completed on June 29, 2002. Mr. Ross has executed a loan to the Company for a substantial portion of the proceeds (the amount net of estimated taxes) in the amount of approximately $34,000 for its short-term working capital requirements in its pursuit of further marketing its recently announced locator product line. The unsecured loan bears interest at the rate of 6% and is due and payable over a twelve month period, beginning six months from its inception. Considering the prior loan of $41,125 consummated in April 2002, Mr. Ross has supported the Company by advancing approximately $75,000 over the last several months.

In addition to the loans made to the Company, Mr. Ross has elected to defer future cash payments related to his fees to serve as Chairman of the Board as well as any amounts to be paid as an independent contractor. Mr. Ross will be receiving common stock in the equivalent dollar amounts for his future monthly director fees. Mr. Ross will continue to offer services under his independent contractor agreement, but will be paid only for services rendered at the Company's request.

Certain information and comments contained in this Form 8-K may be forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). {Factors set forth in the company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, its subsequent Form 10-QSB filings together with other factors that appear in this press release or in the Company's other Securities and Exchange Commission filings could affect the Company's actual results and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of the company, in this Form 8-K}. The Company undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made in this press release to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL SCIENTIFIC CORPORATION


Date: July 29, 2002                        By: /s/ Sam H. Carr
                                              ----------------------------------
                                              Sam H. Carr
                                              Secretary, Chief Financial Officer

                                           By: /s/ Lou L. Ross
                                              ----------------------------------
                                              Lou L. Ross
                                              Chairman of the Board of Directors



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